UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 3, 2007
ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A is filed to amend in its entirety Exhibit 1.1, Underwriting Agreement, dated April 3, 2007, among Royal Gold, Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters identified therein, to the Current Report on Form 8-K filed on April 4, 2007 to correct a typographical error in such exhibit.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1	Underwriting Agreement, dated April 3, 2007, among Royal Gold, Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Piece, Fenner & Smith Incorporated, as representatives of the underwriters identified therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: April 9, 2007

Exhibit Index

Exhibit No.

1.1	Underwriting Agreement, dated April 3, 2007, among Royal Gold, Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Piece, Fenner & Smith Incorporated, as representatives of the underwriters identified therein.